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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 19, 2001


                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Maryland
                            (STATE OF INCORPORATION)


                1-13199                             13-3956775
       (COMMISSION FILE NUMBER)               (IRS EMPLOYER ID. NUMBER)



                              420 Lexington Avenue              10170
                               New York, New York             (ZIP CODE)
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.     OTHER EVENTS

      SL Green Realty Corp. (the "Company") is filing this Current Report on Form 8-K to file the below-referenced exhibit in connection with the underwritten public offering on July 19, 2001 of 5,000,000 shares of common stock of the Company at a net purchase price of $29.80 per share.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   EXHIBITS

10.1 Underwriting Agreement , dated July 19, 2001, by and among SL Green Realty Corp., SL Green Operating Partnership, L.P., SL Green Management LLC and Salomon Smith Barney Inc.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SL GREEN REALTY CORP.



                                    By: /s/ Thomas E. Wirth
                                       ---------------------------------------
                                        Thomas E. Wirth
                                        Executive Vice President, Chief
                                        Financial Officer


Date:  July 25, 2001





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